EXHIBIT 10.2

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), made and entered into as of March 24, 2006, is by and between DHI Mortgage Company, Ltd., a Texas limited partnership (the “Borrower”), and U.S. Bank National Association, a national banking association (the “Agent” and a “Lender”) and the other Lenders party hereto (collectively, the “Lenders”).

RECITALS

1. The Lenders and the Borrower entered into an Amended and Restated Credit Agreement dated as of April 9, 2004 as amended by a First Amendment to Amended and Restated Credit Agreement dated as of September 22, 2004, by a Second Amendment to Amended and Restated Credit Agreement dated as of April 8, 2005, by a Third Amendment to Amended and Restated Credit Agreement dated as of June 23, 2005, by a Fourth Amendment to Amended and Restated Credit Agreement dated as of September 26, 2005, by a Fifth Amendment to Amended and Restated Credit Agreement dated as of September 28, 2005, by a Sixth Amendment to Amended and Restated Credit Agreement dated as of October 28, 2005, by a Seventh Amendment to Amended and Restated Credit Agreement dated as of November 30, 2005 and by an Eighth Amendment to Amended and Restated Credit Agreement dated as of January 30, 2006 (as amended, the “Credit Agreement”); and

2. The Borrower desires to increase the Aggregate Commitment Amount under the Credit Agreement under the provisions of Section 10.11(d) and to make other changes to certain provisions of the Credit Agreement and the Agent and the Lenders have agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

Section 2. Amendments. The Credit Agreement is hereby amended as follows:

2.1 The definitions of “Aggregate Commitment Amounts” and “Approval Amount” are amended in their entireties to read as follows:

“Aggregate Commitment Amounts”: means the total of the Commitment Amounts of the Lenders, which is $450,000,000, subject to increase in accordance with Section 10.11(d), but not to exceed $600,000,000.

“Approval Amount”: means with respect to U.S. Bank, $165,000,000.

2.2 Section 10.11(d) of the Credit Agreement is amended by deleting the phrase “$450,000,000 ($600,000,000 on September 26 and 27, 2005, and $675,000,000 from September 28, 2005 through October 28, 2005)” and by inserting the following in its place “$600,000,000”.

2.3 Schedule 5 to the Credit Agreement is deleted and Schedule 5 attached hereto is inserted in its place as Schedule 5 to the Credit Agreement.

Section 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective on March 24, 2006 once executed by the Borrower and the Lenders and once the Agent has received the following:

(a) This Amendment and any other documents reasonably required hereunder, including, without limitation, Notes in favor of the Agent and JPMorgan Chase Bank, N.A. (together with this Amendment, the “Amendment Documents”);

(b) A copy of the resolutions of the Board of Directors of the General Partner of the Borrower authorizing the execution, delivery and performance of this Amendment and the Notes certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary; and

(c) The Borrower shall have satisfied such other conditions as specified by the Agent, including payment of all unpaid legal fees and expenses incurred by the Agent through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

Section 4. Representations, Warranties, Authority, No Adverse Claim.

4.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Lenders.

4.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into this Amendment and has duly authorized as appropriate the execution and delivery of this Amendment and other agreements and documents executed and delivered by the Borrower in connection herewith by proper partnership action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower’s partnership agreement or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Lenders. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Lenders.

4.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Lenders with respect to the Obligations.

Section 5. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Agent on behalf of the Lenders and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Lenders that the Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Lenders under the Security Agreement, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

Section 6. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

Section 7. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

Section 8. Successors. The Amendment Documents shall be binding upon the Borrower and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lenders and the successors and assigns of the Lenders.

Section 9. Legal Expenses. The Borrower agrees to pay or reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses paid or incurred by the Agent, including filing and recording costs and fees, charges and disbursements of outside counsel to the Agent (determined on the basis of such counsel’s generally applicable rates, which may be higher than the rates such counsel charges the Agent in certain matters) and/or the allocated costs of in-house counsel incurred from time to time, in connection with the Credit Agreement, including in connection with the negotiation, preparation, execution, collection and enforcement of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Agent harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

Section 10. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

Section 11. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

Section 12. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

BORROWER:
DHI MORTGAGE COMPANY, LTD.
By: DHI Mortgage Company GP, Inc.
Its: General Partner

By: /s/Mark C. Winter

Title: Executive Vice President
Chief Financial Officer

STATE OF TEXAS

COUNTY OF TRAVIS

On this the 23RD day of March, 2006, personally appeared Mark C. Winter, as Executive Vice President of DHI Mortgage Company, GP, Inc., a Delaware corporation, as general partner of DHI

Mortgage Company , Ltd., a Texas limited partnership (the “Company”), and before me executed this Ninth Amendment to Amended and Restated Credit Agreement, on behalf of the Company.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/Melody A. Hansen
Signature of Notary Public, State of Texas

(Print, Type or Stamp Commissioned Name of Notary Public)
Personally known     ; OR Produced Identification
Type of ID produced

(NOTARIAL SEAL)

AGENT & LENDER:
U.S. BANK NATIONAL ASSOCIATION

By: /s/Edwin D. Jenkins
Edwin D. Jenkins
Senior Vice President

(USB Signature Page Ninth Amendment)

JPMORGAN CHASE BANK

By: /s/Cynthia E. Crites
Cynthia E. Crites
Senior Vice President

COMERICA BANK

By: /s/Robert W. Marr
Robert W. Marr
Vice President

NATIONAL CITY BANK OF KENTUCKY

By: /s/Scott Goodwin
Name: Scott Goodwin
Title: Vice President

COLONIAL BANK, N.A.

By: /s/Amy J. Nunneley

Amy J. Nunneley
Senior Vice President

STATE OF Alabama
COUNTY OF Jefferson
On this the 22nd day of March, 2006, personally appeared Amy J Nunneley, as Senior Vice President of Colonial Bank, N.A., an Alabama corporation (the

“Bank”), and before me executed this Eighth Amendment to Amended and Restated Credit Agreement, on behalf of the Bank.
IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/Nicole L. LaRue

Signature of Notary Public, State of Alabama

Nicole L. LaRue

(Print, Type or Stamp Commissioned Name of Notary Public)

Personally known _X     ; OR Produced Identification

Type of ID produced

(NOTARIAL SEAL)

BANK OF AMERICA, N.A.

By: /s/Elizabeth Kurilecz
Elizabeth Kurilecz
Senior Vice President

BNP PARIBAS

By: /s/Shayn March
Its: Shayn March
Director

By: /s/Angela Arnold
Its: Angela B. Arnold
Director

WASHINGTON MUTUAL BANK, FA

By: /s/Brad R. Johnson
Brad R. Johnson
Vice President

SCHEDULE 5

COMMITMENT AMOUNTS AND PERCENTAGE SHARES

From March 24, 2006 until the Drawdown Termination Date

	Commitment	Percentage
	Amount	Share
U.S. Bank National Association
Comerica Bank
National City Bank of Kentucky
Colonial Bank, N.A.
Bank of America, N.A.
BNP Paribas
Washington Mutual Bank, FA
JPMorgan Chase Bank

Total	$597,500,000	100%